                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                August 11, 1996

                         Commission File Number: 0-9969


                          Century Industries, Inc.
- --------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        District of Columbia                        54-1100941
- --------------------------------------------------------------------------------
    (State or other jurisdiction of           (I.R.S. Employer
    incorporation of organization)             Identification No.)


       45034 Underwood Lane
           Sterling, Va.                                20166
       (Mail) P.O. Box 319
            Sterling, Va.                               20167
- --------------------------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code: (703) 471-7606.

Securities registered pursuant to Section 12 (b) of the Act: None
Securities registered pursuant to Section 12 (g) of the Act: Common Stock, par value $.001 per share


                                                Name of each exchange on
         Title of each class                        which registered
         -------------------                    ------------------------
         Common Voting Stock                     NASDAQ Bulletin Board


          Securities registered pursuant to Section 12(g) of the Act:

                    Common Stock (Par Value $.001 per share)
                    ----------------------------------------
                                (Title of Stock)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.


                         (1) Yes   X        No
                                 -----         ----
                         (2) Yes   X        No
                                 -----         ----

]ITEM 5. Other Events

     On August 12, 1996 Registrant announced that a formal agreement had been completed with the shareholders of DC Partners, Ltd. (DCP), providing for the merger of DCP and the Registrant's wholly owned subsidiary, U.S. Insurance Brokers, Inc. (USIB).

     The merger will take place in two phases: Phase I provides for USIB's purchase of 49% of DCP's equity for $700,000, and Phase II provides for USIB's purchase of the remaining 51% for $3,000,000 cash and 750,000 shares of the Registrant's common stock.

     The cost of the first 49% of the DCP shares is substantially less than the cost of the Phase II DCP shares, as the Phase I shares are being purchased directly from DCP. DCP has earmarked the USIB investment of $700,000 from the purchase of the 49% for expansion capital as recapitalization funds. USIB has purchased the first 21% of DCP for $300,000 cash as of August 9, 1996. USIB receives a proportionate share of DCP equity as it pays for DCP shares. USIB has until December 31, 1996 to pay the remaining $400,000 for the balance of 28%. USIB has one year from June 20, 1996 to pay for the 51%.

        The Phase I $700,000 will increase DCP's assets and capital proportionately.

     The merger agreement provides for the merger of USIB and DCP upon payment for the DCP 51% control shares, with USIB as the survivor. USIB will remain as a wholly owned subsidiary of the Registrant.

     DCP is the parent corporation of a 40 year old third party claims administrator, who adjusts and settles claims for both insurers and self insured plans in excess of $100,000,000 annually.

     DCP's 1995 revenues through the fiscal year end at September 30, 1995 were $10,250,000, and were $5,312,939 through the six months ending March 31, 1996. Operating income was $116,542 through the 6 months ending March 31, 1996.

     DCP's total assets at March 31, 1996 were $3,341,183, and stockholders' equity was $767,774.

     The management of DCP has remained the same for the last 12 years, during its period of substantial growth. The following table shows DCP's last 4 years of revenues and earnings:

             Year                1995        1994        1993        1992
             ----                ----        ----        ----        ----
         Revenues           $10,253,410  $9,305,519  $7,749,501  $6,691,467
Operating Profits                73,579     347,546     239,138     497,010

     The Registrant's management believes that the acquisition of the Phase I 49% of DCP equity will provide sufficient additional assets and capital in consolidation, when the USIB investment of $700,000 is added in, to qualify the registrant for application to upgrade its listing to the NASDAQ Small Caps Market, and/or several stock exchanges.

The Merger Agreement between the Registrant, USIB and DCP is appended hereto and marked Exhibit "A". DCP's June 30, 1996 unaudited financial statements will be included in the Registrant's June 30, 1996 10-Q as a subsequent event. DCP's audited financial statements will be filed in a subsequent Form 8 within the 60 days provided by regulation 8-K.

                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


August 11, 1996

                                   Century Industries, Inc.




                                   ------------------------------------------
                                   Ted L. Schwartzbeck, Executive V. P. & CEO

            PLAN AND AGREEMENT OF REORGANIZATION AND CAPITALIZATION

         This is a Plan and Agreement of Merger and Capitalization ("Agreement") among Century Industries, Inc., a District of Columbia corporation ("CNTI"), D.C. Partners, Ltd. (the "Merging Corporation") a New Jersey corporation and U.S. Insurance Brokers, Inc. (the "Surviving Corporation"), a District of Columbia corporation.

                                   BACKGROUND

         A. CNTI is the parent corporation of the Surviving Corporation. Its subsidiary, U.S. Insurance Brokers, Inc. ("USIB") is the Surviving Corporation.

         B. USIB desires to acquire an interest in the Merging Corporation by way of capitalization, prior to the merger contemplated by this Agreement.

         C. USIB will contribute Seven Hundred Thousand ($700,000.00) Dollars in cash in accordance with paragraph l.l(b) below, as received by USIB from the proceeds of its offering, in exchange for a forty-nine (49%) percent equity interest and four and nine-tenths (4.9%) percent voting interest in the Merging Corporation.

         D. Within a year of the signing of this Agreement and upon the satisfaction of certain conditions hereinafter set forth, the Merging Corporation and the Surviving Corporation shall merge in accordance with the terms of this Agreement (Phase II).

         Now, therefore, with the foregoing recital paragraphs incorporated herein by this reference, and for other good and valuable consideration acknowledged to have been exchanged and received, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE 1
                       CAPITALIZATION - PHASE I OF MERGER

         1.1 Phase I of Merger. A plan of capitalization of the Merging Corporation by CNTI is hereby adopted as follows:

              (a) USIB shall contribute Seven Hundred Thousand ($700,000.00) Dollars cash in capital, for forty-nine (49%) percent of the Merging Company, receipt of the first $100,000.00 is hereby acknowledged, as received, in exchange for which the Merging Corporation shall issue a new stock series which stock series shall constitute forty-nine (49%) percent of the equity of the Merging Corporation and four and nine-tenths (4.9%) percent of the voting rights of the Merging Corporation ("Capitalization Stock"); the remaining capitalization will be completed within six (6) months of the date of this Agreement.

              (b) It is agreed and understood that the issuance of the Capitalization Stock shall be effectuated in portions as USIB receives proceeds from its offering and invests them in the Merging Corporation's shares.

              (c) The shareholders of the Merging Corporation prior to the capitalization as set forth herein, shall be defined for purposes of this Agreement as the Original Shareholders.

              (d) The Merging Corporation hereby agrees to timely provide USIB, as its forty-nine (49%) investor, with audited annual financial statements and un-audited quarterly financial statements as required by Rule 15(d) of the Securities and Exchange Act of 1934, as amended.

              (e) The contemplated Employment Agreements and the CNTI Employee Stock Option Plans will be executed and placed in trust at the initial (Phase
I) closing, to take effect at that time.

                                   ARTICLE 2
                               PHASE II OF MERGER

         2.1 Plan Adopted. A plan of merger of the Merging Corporation and the Surviving Corporation, pursuant to the provision of Chapter 10 of the New Jersey Business Corporation Act, and Section 358(a)(1)(A) of the Internal Revenue Code, is adopted as follows:

              (a) The Merging Corporation shall be merged with and into the Surviving Corporation, to exist and be governed by the laws of the District of Columbia.

              (b) The name of the Surviving Corporation shall be U.S. Insurance Brokers, Inc.

              (c) When the second phase (Phase II) of this Agreement shall become effective, the separate corporate existence of the Merging Corporation shall cease, and the Surviving Corporation shall succeed, without other transfer, to all of the rights and property of the Merging Corporation, and shall be subject to all the debts and liabilities of the Merging Corporation in the same manner as if the Surviving Corporation had itself incurred them. All rights of creditors and all liens on the property of each constituent corporation shall be preserved unimpaired, limited in lien to the property affected by the liens immediately prior to the merger.

              At the completion of the second phase (Phase II) of this
Agreement:

                   (A) The Surviving Corporation will carry on business with the assets of the Merging Corporation, as well as the assets of the Surviving Corporation.

                   (B) The shareholders of the Merging Corporation will surrender all of their shares in the manner hereinafter set forth.

                   (C) In exchange for the shares of the Merging Corporation surrendered by the shareholders, CNTI will issue and transfer to those stockholders on the basis set forth in Article 4 below, cash and shares of its voting common stock.





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
                   (D) The shareholders of the Surviving Corporation will retain their shares as shares of the Surviving Corporation.

         2.2 Effective Date. The effective date of Phase II of the merger ("Effective Date") shall be the date on the Certificate of Merger as filed with the Secretary of State of New Jersey pursuant to N.J.S. 14A:10-4.1. The foregoing notwithstanding, the Certificate of Merger shall not be executed and/or filed until all of the conditions set forth in this Agreement have been satisfied.

                                   ARTICLE 3
           REPRESENTATIONS AND WARRANTIES OF CONSTITUENT CORPORATIONS

         3.1 Non-Survivor. As a material inducement to the Surviving Corporation to execute this Agreement and perform its obligations under this Agreement, the Merging Corporation represents and warrants to the Surviving Corporation as follows:

              (a) The Merging Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, with corporate power and authority to own property and carry on its business as it is now being conducted.

              (b) The Merging Corporation is in the business of insurance risk management and third party claims administration on behalf of over two hundred
(200) client companies.

              (c) The Merging Corporation generally represents the financial condition to CNTI and the Surviving Corporation as follows:

                   (i) The Merging Corporation's revenues for 1996 will approximate Ten Million Five Hundred Thousand ($10,500,000.00) Dollars.

                   (ii) The Merging Corporation's 1996 earnings will approximate Two Hundred Fifty Thousand ($250,000.00) Dollars.

                   (iii) The Merging Corporation's total assets approximate Two Million Four Hundred Two Thousand Five Hundred Thirty-One ($2,402,531.00) Dollars; its liabilities approximate One Million Seven Hundred Twenty-Eight Thousand ($1,728,000.00) Dollars; and its capital approximates Six Hundred Seventy-Four Thousand ($674,000.00) Dollars at September 30, 1995.

                   (iv) The Merging Corporation projects an increase in assets to Three Million Two Hundred Thousand ($3,200,000.00) Dollars and an increase of capital to approximately One Million Three Hundred Fifty Thousand ($1,350,000.00) Dollars at September 30, 1996.

              (d) All required federal, state and local tax returns of the Merging Corporation have been accurately prepared and duly and timely filed.

         3.2 Survivor. As a material inducement to the Merging Corporation to execute this Agreement and perform its obligations under this Agreement, the Surviving Corporation represents and warrants to the Merging Corporation as follows:

              (a) The Surviving Corporation is a corporation duly organized, validly existing and in good standing under the laws of the District of Columbia, with corporate power and authority to own property and carry on its business as it is now being conducted.

              (b) The Surviving Corporation is a wholly owned subsidiary of CNTI, and its share and financial information is accurately reflected in the documents referred to in Subparagraph 3.3(b) and (c) herein below.

              (c) All required federal, state and local tax returns of the Surviving Corporation have been accurately prepared and duly and timely filed, and all federal, state and local taxes required to be paid with respect to the periods covered by the returns have been paid. The Surviving Corporation has not been delinquent in the payment of any tax or assessment.

         3.3 CNTI. As a material inducement to the Merging Corporation to execute this Tripartite and Two Phase Agreement and perform its obligations under this Agreement, CNTI represents and warrants to the Merging Corporation as follows:

              (a) CNTI is a corporation duly organized, validly existing and in good standing under the laws of the District of Columbia, with corporate power and authority to own property and carry on its business as it is now being conducted.

              (b) CNTI has an authorized capitalization of Twenty-five Thousand ($25,000.00) Dollars, consisting of twenty five million (25,000,000) shares of common stock, each of .001 par value, of which Two Million Two hundred Seventy-six Thousand (2,276,000) shares are validly issued and outstanding, fully paid, and non-assessable on the date of this Agreement and one million (1,000,000) shares of convertible preferred stock, each of .001 par value, of which one million (1,000,000) shares are validly issued and outstanding, fully paid, and non-assessable on the date of this Agreement.

              (c) CNTI has furnished the Merging Corporation with the consolidated audited balance sheet of CNTI as of December 31, 1995, and the related audited statement of income for the twelve months then ended, and an interim un-audited balance sheet (the "Balance Sheet") as of March 31, 1996 and the related consolidated statement of income for the three (3) months then ended. These financial statements (i) are in accordance with the books and records of CNTI; (ii) fairly present the financial condition of CNTI as of those dates, and the results of its operations as of and for the periods specified, all prepared in accordance with generally accepted accounting principles applied on the basis consistent with prior accounting periods; and
(iii) contain and reflect, in accordance with generally accepted accounting principles consistently applied, reserves for all liabilities, losses and costs in excess of expected receipts and all discounts and refunds for services and products already rendered or sold that are reasonably anticipated and based on events or circumstances in existence or likely to occur in the future with respect to any of the contracts or commitments of CNTI. Specifically, but not by way of limitation, the Balance Sheet discloses, in accordance with generally accepted accounting principles, all of the debts, liabilities and obligations of any nature (whether absolute, accrued, contingent, or otherwise, and whether due or to become due) of CNTI at March 31, 1996, and includes appropriate reserves for all taxes and other liabilities accrued or due at that date but not yet payable.

              (d) All required federal, state and local tax returns of CNTI have been accurately prepared and duly and timely filed, and all federal, state and local taxes required to be paid with respect to the periods covered by the returns have been paid. CNTI has not been delinquent in the payment of any tax or assessment.

         3.4 Securities Law. The parties to this Agreement will mutually arrange for and manage all necessary procedures under the requirements of all applicable securities laws, and the related supervisory commissions to the end that this plan is properly processed to comply with registration formalities, or to take full advantage of any appropriate exemptions from registration, and to otherwise be in accord with all anti-fraud restrictions in this area.

                                   ARTICLE 4
                       COVENANTS, ACTIONS AND OBLIGATIONS
                      PRIOR TO THE COMPLETION OF PHASE II

         4.1 Interim Conduct of Business: Limitations. Except as limited by this Paragraph 4.1, pending consummation of Phase II of the merger, each of the constituent corporations will carry on its business in substantially the same manner as before, and will use its best efforts to maintain its business organization intact, to retain its present employees, and to maintain its relationship with suppliers and other business contacts. Except with the prior consent in writing of the Surviving or the Merging Corporation, pending consummation of Phase II of the Merger, the Merging Corporation, the Surviving Corporation and CNTI shall not:

              (a) Create or issue any indebtedness for borrowed money other than in the ordinary course of its business, without notice to and consent of all other parties hereto.

              (b) Enter into any transaction other than those involved in carrying out is ordinary course of business, without notice to and consent of all the other parties hereto.

         4.2 Submission to Shareholders and Filing. This Agreement shall be submitted separately to the shareholders of each party to this Agreement in the manner provided by the laws of the jurisdiction under which each party is incorporated for approval.

         4.3 Conditions Precedent to Obligations of the Merging Corporation. Except as may be expressly waived in writing by the Merging Corporation, all of the obligations of the Merging Corporation under this Agreement are subject to satisfaction, prior to or on the completion date of Phase II of each of the following conditions by the Surviving Corporation and/or CNTI:

              (a) Representations and warranties made by the Surviving Corporation and CNTI to the Merging Corporation in Article 3 of this Agreement and in any documents delivered pursuant to this Agreement shall be deemed to have been made again on the completion date for Phase II, and shall then be true and correct in all material respects. If the Surviving Corporation shall have discovered any material error, misstatement, or omission in those representations and warranties on or before the closing date for Phase II, it shall report that discovery immediately to the Merging Corporation and shall either correct the error, misstatement or omission or obtain a written waiver from the Merging Corporation.

              (b) The Surviving Corporation and CNTI shall have performed and complied with all agreements and conditions required by the Agreement to be performed and complied with by it prior to or on the completion date for Phase II.

              (c) The Surviving Corporation and CNTI shall have delivered to the Merging Corporation an opinion of Robert J. Flynn, Esquire, counsel for the Surviving Corporation and CNTI, dated the closing date for Phase II in form and content reasonably satisfactory to the Merging Corporation's counsel.

              (d) The Surviving Corporation and CNTI shall have delivered to the Merging Corporation a certificate dated the closing date of Phase II executed in its corporate name by the appropriate corporate officer, certifying to the satisfaction of the conditions specified in Subparagraphs (a) and (b) of this Paragraph 4.3.

              (e) No action or proceeding by any governmental body or agency shall have been threatened, asserted or instituted to restrain or prohibit the carrying out of the transactions contemplated by this Agreement.

              (f) All corporate and other proceedings and actions taken in connection with the transactions contemplated by this Agreement and all certificates, opinions, instruments and documents shall be satisfactory in form and substance to counsel for the Merging Corporation.

              (g) The Surviving Corporation shall have assumed in all respects the employment agreements between David Scibal, Stephen J. Scibal and Richard
W. Campanaro and the Merging Corporation.

              (h) David Scibal and Richard W. Campanaro shall have been entered as participants under CNTI's non-defined employee stock option plan, as provided in the Agreement entered into June 29, 1996, and to be reduced to formal writing, and to be signed, July 3, 1996.

         4.4 Conditions Precedent to Obligations of Surviving Corporation. Except as may be expressly waived in writing by the Surviving Corporation, all of the obligations of the Surviving Corporation under this Agreement are subject to the satisfaction, prior to on the completion date for Phase II, of each of the following conditions by the Merging Company:

              (a) Representations and warranties made by the Merging Corporation to the Surviving Corporation in Article 3 of this Agreement and in any documents delivered pursuant to this Agreement shall be deemed to have been made again on the completion date for Phase II, and shall then be true and correct in all material respects. If the Merging Corporation shall have discovered any material error, misstatement, or omission in those representations and warranties on or before the closing date for Phase II, it shall report that discovery immediately to the Surviving Corporation and shall either correct the error, misstatement or omission or obtain a written waiver from the Surviving Corporation.

              (b) The Merging Corporation shall have performed and complied with all agreements and conditions required by the Agreement to be performed and complied with by it prior to or on the closing date for Phase II.

              (c) The Merging Corporation shall have delivered to the Surviving Corporation a certificate dated the closing date of Phase II executed in its corporate name by the appropriate corporate officer, certifying to the satisfaction of the conditions specified in Subparagraphs (a) and (b) of this Paragraph 4.3.

              (d) No action or proceeding by any governmental body or agency shall have been threatened, asserted or instituted to restrain or prohibit the carrying out of the transactions contemplated by this Agreement.

              (e) All corporate and other proceedings and actions taken in connection with the transactions contemplated by this Agreement and all certificates, opinions, instruments and documents shall be satisfactory in form and substance to counsel for the Surviving Corporation.

                                   ARTICLE 5
                    MANNER OF CONVERTING SHARES FOR PHASE II

         5.1 Manner. The holders of shares of the Merging Corporation shall surrender their shares to the secretary of the Surviving Corporation promptly at the closing date for Phase II in exchange for shares of CNTI to which they are entitled under this Article 5.

         5.2  Basis.
              (a) The Original Shareholders of the Merging Corporation shall be entitled to receive Seven Hundred Fifty Thousand (750,000) shares of voting common stock of CNTI (the "Shares"), each of .001 par value, being Nineteen (19%) percent of the total outstanding voting common stock of CNTI, plus a cash payment of Three Million ($3,000,000) Dollars (the "Cash Consideration"), at the Phase II closing.





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
                                   ARTICLE 6
                               PHASE II REMEDIES

         6.1 Remedies. In the event CNTI is unable, for any reason, to transfer the Shares or pay the Cash Consideration, the majority shareholder of the Merging Corporation, shall, on behalf of the Original Shareholders, have the option of choosing any one of the following remedies:

              (a) The Merging Corporation will repurchase from CNTI the forty-nine (49%) percent equity interest and four and nine-tenths (4.9%) percent voting interest in the Merging Corporation for a cash consideration of Seven Hundred Thousand ($700,000) Dollars payable within ninety (90) days of the Merging Corporation's exercise of this option.

              (b) The Original Shareholders can require CNTI to issue to them sufficient shares which shall, in the aggregate, provide the Original Shareholders with a "then market value", coupled with CNTI shares already issued to such Original Shareholders, of Five Million Five Hundred Thousand ($5,500,000.00) Dollars.

              (c) The Original Shareholders can block the merger of the Merging Corporation and the Surviving Corporation, and require CNTI to issue seven hundred fifty thousand (750,000) shares of CNTI stock as a penalty for its failure to deliver the Cash consideration as set forth in Paragraph 5.2 above. This option contemplates the continued forty-nine (49%) percent ownership and four and nine-tenths (4.9%) percent voting interest of the Merging Corporation by CNTI.

              (d) It is expressly agreed and understood that Scibal, on behalf of the Original Shareholders, shall have the sole option and discretion of choosing any one of the above three remedies.

                                   ARTICLE 7
                             EMPLOYMENT AGREEMENTS

         7.1 David Scibal. Prior to the Closing Date or soon thereafter as is possible, the Merging Corporation shall enter into a five (5) year employment agreement with David Scibal wherein David Scibal shall be chairman and chief executive officer of the Merging Corporation at an annual salary of Three Hundred Thousand ($300,000.00) Dollars with a concomitant profit sharing bonus arrangement based upon a formula to be negotiated between David Scibal and the
Merging Corporation.   This employment agreement shall provide a five (5) year
renewal option at David Scibal's discretion. The employment agreement shall further contemplate that it shall be assumed by the Surviving Corporation upon the Effective Date, and that such agreement shall bind both parties as if the agreement had been entered into by those parties.

         7.2 Richard W. Campanaro. Prior to the Closing Date or soon thereafter as is possible, the Merging Corporation shall enter into a five (5) year employment agreement with Richard W. Campanaro wherein Richard W. Campanaro shall be president and chief operating officer of the Merging





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
Corporation at an annual salary of Two Hundred Thousand ($200,000.00) Dollars. The employment agreement shall further contemplate that it shall be assumed by the Surviving Corporation upon the Effective Date, and that such agreement shall bind both parties as if the agreement had been entered into by those parties.

         7.3 Co-Chairmen. In addition to the duties, rights and responsibilities of David Scibal and Richard W. Campanaro as set forth above, each shall serve as co-chairmen of CNTI during the term and any extensions thereof of the above referenced employment agreements.

         7.4 Stephen J. Scibal. Prior to the Closing Date or soon thereafter as is possible, the Merging Corporation shall enter into a five (5) year employment agreement with Stephen J. Scibal wherein Stephen J. Scibal shall be vice president of the Merging Corporation at an annual salary of Seventy Thousand ($70,000.00) Dollars. The employment agreement shall further contemplate that it shall be assumed by the Surviving Corporation upon the Effective Date, and that such agreement shall bind both parties as if the agreement had been entered into by those parties.

                                   ARTICLE 8
                             DIRECTORS AND OFFICERS

         8.1  Directors and Officers of Survivor.
              (a) The present Board of Directors of the Surviving Corporation shall continue to serve as the Board of Directors of the Surviving Corporation from the Closing Date through and until the Effective Date. Upon the Effective Date, the Board of Directors of the Surviving Corporation shall be realigned to take into account the appointment of David Scibal and Richard W. Campanaro, as set forth in Article 7 above. The remaining members of the Board of Directors of the Surviving Corporation shall continue to serve as members until the next annual meeting or until their successors have been elected or qualified.

              (b) The present Officers of the Surviving Corporation shall continue to serve as the Officers of the Surviving Corporation from the Closing Date through and until the Effective Date. Upon the Effective Date, the Officers of the Surviving Corporation shall be realigned to take into account the appointment of David Scibal, Richard W. Campanaro and Stephen J. Scibal as set forth in Article 7 above. The remaining officers of the Surviving Corporation shall continue to serve as officers until the next annual meeting or until their successors have elected or qualified.

                                   ARTICLE 9
                                    BY-LAWS

         9.1 By-Laws of Survivor. The by-laws of the Surviving Corporation existing on the Effective date, shall continue in full force and effect as the by-laws of the Surviving Corporation until altered, amended, or repealed as provided in the by-laws or as provided by law.

         9.2 By-Laws of the Merging Corporation. The by-laws of the Merging Corporation as existing on the Closing date, shall continue in full force





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
and effect as the by-laws of the Merging Corporation until altered, amended, or repealed as provided in the by-laws or as provided by law.

                                   ARTICLE 10
                  INDEMNIFICATION AND EXPENSES OF NON-SURVIVOR

         10.1 Indemnification. The Merging Corporation and the Surviving Corporation agree that each shall obtain from their respective shareholders, agreements wherein the respective shareholder shall indemnify the other for any loss, damage or cost arising out of any material misrepresentations made by either party.

                                   ARTICLE 11
                                 RESTRUCTURING

         11.1 This Agreement has been made by and between the parties hereto based upon the premise, which is a fundamental part hereof, that both David Scibal personally and the Merging Corporation would obtain the specific benefits of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

              Should these anticipated reorganization benefits be denied by the Internal Revenue Service upon application thereto, this agreement may be restructured, upon such terms and conditions as may be reasonably agreed upon by the parties hereto acting in good faith.

              Accordingly, the parties agree that, should such Internal Revenue Service denial occur, to restructure this transaction in any fashion that will accomplish David Scibal's and the Merging Corporation's tax considerations, including, but not limited to, paying the actual tax involved.

              Should the parties hereto not be able to agree upon a fair and reasonable mechanism for restructuring, both parties agree to submit the matter to arbitration before the American Arbitration Association (AAA) in the District of Columbia.

                                   ARTICLE 12
                              FINANCIAL STATEMENTS

         The parties hereto acknowledge that they have each received financial statements from the other. Specifically, the Merging Corporation acknowledges receipt of CNTI's December 31, 1995 10-K and March 31, 1996 10-Q, as filed with the Securities and Exchange Commission. . CNTI acknowledges receipt of the Merging Corporation September 30, 1995 review financial statements and subsequent un-audited financial statements through March 31, 1996. It is agreed and understood that any or all of these financial statements will be used to form the basis of any announcements made by CNTI to the public, and may be attached as required material to 8-K filings with the Securities and Exchange Commission in relation to any public offerings.

                                   ARTICLE 13
                                BROKER OF RECORD

         The parties hereto acknowledge that Commercial Indemnity Underwriters, Inc. in Washington, D.C. is acknowledged as the broker on this transaction.
The foregoing notwithstanding, any brokerage commissions paid to Commercial Indemnity Underwriters, Inc. will be the responsibility of CNTI.

                                   ARTICLE 14
                                 MISCELLANEOUS

         14.1 Entire Agreement. This Agreement represents the entire agreement between the parties with respect to the subject matter hereof and may only be modified by a written instrument executed by all parties.

         14.2 Severability. If any term or provision of this Agreement, or the application thereof to any person or circumstance shall, to any extent, be deemed invalid or unenforceable, then, and in such event, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to whom or to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and enforceable thereto to the fullest extent permitted by law.

         14.3 Jurisdiction. In any action or proceeding brought hereunder or in respect hereof, the parties consent to the personal judicial jurisdiction of the Superior Court of New Jersey, Atlantic City.

         14.4 Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New Jersey, excluding choice of law rules thereof.

         14.5 Notices. All notices, requests, demands, or other communications to be given hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by certified mail, return receipt requested:

         If to the Surviving Corporation, addressed to it at:

              U.S. Insurance Brokers, Inc.
              45034 Underwood Lane
              P.O. Box 319
              Sterling, VA 20166

              With a copy to:

              Robert J. Flynn Jr., Esquire
              1730 K Street, N.W. #304
              Washington, DC 20006

              If to CNTI, addressed to it at:

              Century Industries, Inc.
              45034 Underwood Lane
              P.O. Box 319
              Sterling, VA 20166

              With a copy to:

              Robert J. Flynn Jr., Esquire
              1730 K Street, NW #304
              Washington, DC 20006

              If to D.C. Partners, addressed to it at:

              David Scibal
              15 Northfield Plaza
              Northfield, NJ 08232

              or to such other place or places as the parties hereto may designate to each other in writing.

         14.6 Gender. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

         14.7 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original for all purposes hereof. All counterparts, however, shall constitute one and the same instrument.

         14.8 Facsimile. The receipt of a facsimile, signed copy of this Agreement shall constitute the original for all purposes.

         IN WITNESS WHEREOF, the parties have executed this Agreement this 30th day of June, 1996


Attest                                    Century Industries, Inc.

          [Sig]                           By:             [Sig]
- ----------------------------                 ----------------------------------

Attest                                    D.C. Partners, Ltd.

          [Sig]                           By:             [Sig]
- ----------------------------                 ----------------------------------

Attest                                    U.S. Insurance Brokers, Inc.

          [Sig]                           By:             [Sig]
- ----------------------------                 ----------------------------------




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